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                                                                     EXHIBIT 4.1


          INCORPORATED UNDER THE LAWS                           CLASS A
           OF THE STATE OF DELAWARE                           COMMON STOCK

                                                              PAR VALUE $.01

       NUMBER                                                             SHARES
                                       [GRAPHIC]
 CA
       THIS CERTIFICATE IS TRANSFERABLE                       CUSIP 208251 30 6
            IN NEW YORK, NEW YORK                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                       CONOCO INC.

     This Certifies that





     is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

     Conoco Inc., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

[CONOCO LOGO]                                                             [SEAL]

          Witness the facsimile corporate seal and the facsimile signatures of its duly authorized officers.


                              PRESIDENT AND CEO


                              TREASURER


                              SECRETARY



                                   DATED

                                   COUNTERSIGNED AND REGISTERED:
                                   FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                            TRANSFER AGENT
                                                             AND REGISTRAR

                                   BY

                                                      AUTHORIZED SIGNATURE

                                                      American Bank Note Company
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                                  CONOCO INC.

     The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Transfer Agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT
                                       MIN ACT--___________Custodian___________
TEN ENT -- as tenants by the                       (Cust)             (Minor)
           entireties
                                                  under Uniform Gifts to Minors
JT TEN  -- as joint tenants
           with right of                          Act _________________________
           survivorship and not                                (State)
           as tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING
     NUMBER OF ASSIGNEE
/____________________________/ _________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, _______________________


                                          X_____________________________________
                                                       (Signature)

            NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME(S)
AS WRITTEN UPON THE FACE OF THE     ----
CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.                   X_____________________________________
                                                        (Signature)


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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SIGNATURE(S) GUARANTEED BY:





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